UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____ )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MYR Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MYR GROUP INC.

1701 Golf Road, Suite 3-1012

Rolling Meadows, IL 60008

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 23, 2020

The following Notice of the 2020 Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of MYR Group Inc. (“MYR Group”), dated March 6, 2020, furnished to MYR Group stockholders in connection with the solicitation of proxies by the Board of Directors of MYR Group for use at the Annual Meeting of Stockholders to be held on Thursday, April 23, 2020 (the “Annual Meeting”). The purpose of this Notice, among other items, is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/MYRG2020.

Update to Proposal 3.   Approval of the MYR Group Inc. 2017 Long-Term Incentive Plan (amended and restated as of April 23, 2020);

At the Annual Meeting, among other items, stockholders will be asked to approve an amended and restated version of the MYR Group Inc. 2017 Long-Term Incentive Plan.

On March 30, 2020, the Board of Directors (the “Board”) of MYR Group approved a further amended and restated version of the MYR Group Inc. 2017 Long-Term Incentive Plan (the “Plan”) to be voted on by MYR Group’s stockholders at the Annual Meeting.

The version of the amended and restated Plan document enclosed in MYR Group’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 5, 2020, among other things, requested an increase in the aggregate number of shares of common stock, par value $0.01, of MYR Group (“Common Stock”) available for awards under the Plan of 1,000,000 shares (from 900,000 shares to 1,900,000 shares). Pursuant to the Board’s action, this new share request has been decreased from 1,000,000 shares to 600,000 shares. As a result, 1,500,000 shares (consisting of 900,000 shares originally approved by MYR Group’s stockholders in 2017 and 600,000 new shares requested to be approved by MYR Group’s stockholders in 2020) will be available for awards under the Plan. In addition, the further amended and restated Plan document provides that no more than 1,500,000 shares of Common Stock may be issued pursuant to incentive stock options granted under the Plan. No other substantive changes were made to the Plan document. These changes were made based on feedback regarding the size of the originally proposed increase, after which the Board determined that an increase of 600,000 shares would be acceptable under current circumstances.

The Plan, as further amended and restated by the Board on March 30, 2020, is subject to approval by MYR Group’s stockholders at MYR Group’s 2020 Annual Meeting.

This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 1, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS OF MYR GROUP INC.

To the Stockholders of MYR Group Inc.:

Due to the emerging public health impact of the coronavirus (COVID-19) pandemic and to support the health and well-being of our stockholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of MYR Group Inc. (“MYR Group”) has been changed. As previously announced, the Annual Meeting will be held on Thursday, April 23, 2020 at 10:00 a.m. Mountain Time. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting in person.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, LLC, you are considered the stockholder of record with respect to those shares and you are receiving an updated proxy card for the virtual Annual Meeting. You must enter the 16-digit control number found on your updated proxy card to vote in advance of or during the Annual Meeting and/or participate in the Annual Meeting. If you have already voted using the original proxy card, you must cast your vote again with the updated proxy card for the virtual Annual Meeting for your vote to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in an account at a broker, bank or other similar organization, you are the beneficial owner of shares held in “street name.” You must enter the 16-digit control number found on your voting instruction form previously sent to you in order to vote in advance of or during the Annual Meeting and/or to participate in the Annual Meeting. In the event you previously requested a legal proxy from your broker, bank or other similar organization, you may also use such legal proxy to vote at and/or participate in the Annual Meeting. If you have already voted, you do not need to vote again.

Additional Information

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record at the close of business on March 2, 2020, the record date. To participate in the Annual Meeting at www.virtualshareholdermeeting.com/MYRG2020, you must enter the 16-digit control number found on your updated proxy card or your voting instruction form. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by returning your updated proxy card or following the instructions on your voting instruction form.

ANNUAL MEETING INFORMATION

MYR Group will hold its 2020 Annual Meeting of Stockholders on Thursday, April 23, 2020. At the Annual Meeting, stockholders will be asked to consider and act upon the following items of business discussed in the Proxy Statement. Please note that this Notice of Meeting does not contain all the information you should consider, and you should read the Proxy Statement in its entirety before voting.

WHEN:   Thursday, April 23, 2020 at 10:00 a.m. Mountain Time

WHERE:   Online at www.virtualshareholdermeeting.com/MYRG2020

ITEMS OF BUSINESS:		BOARD RECOMMENDATIONS:

•	Proposal 1. Election as directors of the three Class I nominees, each to serve a term of three years;	The Board of Directors recommends that you vote FOR the election of each of the nominees named in Proposal 1 and FOR Proposals 2, 3 and 4.

•	Proposal 2. Advisory resolution to approve the compensation of our named executive officers;

•	Proposal 3. Approval of the MYR Group Inc. 2017 Long-Term Incentive Plan (amended and restated as of April 23, 2020);

•	Proposal 4. Ratification of the appointment of our independent registered public accounting firm; and

•	Consideration of other business properly presented at the meeting.

WHO CAN VOTE:   Stockholders of record at the close of business on March 2, 2020 are entitled to vote at the Annual Meeting, or any postponement or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for our 2020 Annual Meeting of Stockholders to be held on April 23, 2020.

This Notice of Meeting and the accompanying updated proxy card are being distributed to stockholders beginning on or about April 1, 2020. The Proxy Statement and our 2019 Annual Report on Form 10-K were distributed to stockholders beginning on or about March 6, 2020. This Notice of Meeting, the Proxy Statement, and the 2019 Annual Report on Form 10-K are also available on our website at www.myrgroup.com.

William F. Fry
Vice President, Chief Legal Officer and Secretary

April 1, 2020

ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING

Attendance and Participation

Our virtual Annual Meeting will be conducted on the internet via webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/MYRG2020. Stockholders will be able to vote their shares electronically during the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included on your updated proxy card or your voting instruction form. The Annual Meeting will begin promptly at 10:00 a.m. Mountain Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m. Mountain Time.

Questions

Stockholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/MYRG2020, typing your question into the “Ask a Question” field, and clicking “Submit.”

Questions pertinent to the Annual Meeting will be addressed during the Annual Meeting, subject to time constraints.

Technical Difficulties

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page for assistance. Technical support will be available beginning at 9:45 a.m. Mountain Time on April 23, 2020 through the conclusion of the Annual Meeting.

Stockholder List

Beginning at 9:45 a.m. Mountain Time on April 23, 2020 through the conclusion of the Annual Meeting, a list of our stockholders of record entitled to vote at the Annual Meeting will be available for viewing by stockholders for any purpose relevant to the Annual Meeting at www.virtualshareholdermeeting.com/MYRG2020. In addition, information on how to obtain access to the list of stockholders of record entitled to vote at the Annual Meeting for any purpose relevant to the Annual Meeting will be available during the ten days preceding the Annual Meeting on the Investor Relations page of our website at investor.myrgroup.com. Stockholders submitting any such request will be asked to include the 16-digit control number found on their updated proxy card or voting instruction form.

Tabulation

In light of the change in format for the Annual Meeting, Broadridge Financial Solutions, Inc., rather than American Stock Transfer and Trust Company, LLC, will tabulate the votes and act as the inspector of election at the Annual Meeting.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D09361-Z76988 1a. Kenneth M. Hartwick 1b. Jennifer E. Lowry 1c. Richard S. Swartz The shares represented by this proxy, when properly executed, will be voted as directed or, if no direction is given, will be voted "FOR" each of the nominees named in Proposal 1 and "FOR" Proposals 2, 3 and 4. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Proxies are hereby authorized to vote in accordance with their best judgment on any other matter that may properly come before the 2020 Annual Meeting or any postponements or adjournments thereof. 4. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 3. APPROVAL OF THE MYR GROUP INC. 2017 LONG-TERM INCENTIVE PLAN (AMENDED AND RESTATED AS OF OF APRIL 23, 2020). 2. ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 1. ELECTION OF THE THREE CLASS I NOMINEES, EACH TO SERVE A TERM OF THREE YEARS. For Against Abstain ! ! ! For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! MYR GROUP INC. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR" PROPOSALS 2, 3 AND 4: MYR GROUP INC. ATTN: SEC REPORTING MANAGER 1701 GOLF ROAD, SUITE 3-012 ROLLING MEADOWS, IL 60008-4210 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MYRG2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on April 23, 2020 The MYR Group Inc. Notice of Annual Meeting, Proxy Statement, and 2019 Annual Report to Stockholders on Form 10-K are available at http://investor.myrgroup.com/financial-information/annual-reports

The Board of Directors of MYR GROUP INC. Cordially invites you to attend the 2020 Annual Meeting of Stockholders Thursday, April 23, 2020 10:00 a.m. Mountain Time held virtually at www.virtualshareholdermeeting.com/MYRG2020 D09362-Z76988 MYR GROUP INC. REVOCABLE PROXY FOR THE MYR GROUP INC. 2020 ANNNUAL MEETING OF STOCKHOLDERS ON APRIL 23, 2020 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned stockholder of MYR Group Inc. (the "Corporation") hereby appoints Richard S. Swartz, William F. Fry and Betty R. Johnson (the "Proxies"), and each of them, with the full power of subsitution to vote all shares of the Corporation which the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders of the Corporation to be held virtually at www.virtualshareholdermeeting.com/MYRG2020 on Thursday, April 23, 2020 at 10:00 a.m. Mountain Time, or at any postponements or adjournments thereof, with all the powers the undersigned would possess, as if the undersigned was present personally at the 2020 Annual Meeting or any postponements or adjournments thereof, upon the proposals on the reverse side and on such other matters as may properly come before the 2020 Annual Meeting. This proxy revokes all prior proxies given by the undersigned stockholder. (Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 23, 2020. Meeting Information MYR GROUP INC. Meeting Type: Annual Meeting For holders as of: March 2, 2020 Date: April 23, 2020 Time: 10:00 a.m. Mountain Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MYRG2020.The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/MYRG2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).MYR GROUP INC. ATTN: SEC REPORTING MANAGER 1701 GOLF ROAD, SUITE 3-012 ROLLING MEADOWS, IL 60008-4210 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.D09364-Z76988 S

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on thefollowing page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2020 to facilitate timely delivery. How To Vote D09365-Z76988 Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/MYRG2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4: 1. ELECTION OF THE THREE CLASS I NOMINEES, EACH TO SERVE A TERM OF THREE YEARS. 1a. Kenneth M. Hartwick 1b. Jennifer E. Lowry 1c. Richard S. Swartz 2. ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 3. APPROVAL OF THE MYR GROUP INC. 2017 LONG-TERM INCENTIVE PLAN (AMENDED AND RESTATED AS OF OF APRIL 23, 2020). 4. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. D09366-Z76988 D09367-Z76988